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    As filed with the Securities and Exchange Commission on October 24, 2001


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                October 24, 2001

Commission    Exact name of registrant as specified in its     I.R.S. Employer
File Number   charter, state of incorporation, address of      Identification
              principal executive offices, and telephone       Number
              number

1-15929       Progress Energy, Inc.                            56-2155481
              410 S. Wilmington Street
              Raleigh, North Carolina 27601-1748
              Telephone: (919) 546-6411
              State of Incorporation: North Carolina

              The address of the registrant has not changed since the last report.

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ITEM 5. OTHER EVENTS

        On October 24, 2001 the Registrant issued a press release announcing its 2001 third quarter earnings. Such press release is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROGRESS ENERGY, INC.
                            Registrant


                            By:   /s/ Peter M. Scott III
                                ------------------------------------
                                  Peter M. Scott III
                                  Executive Vice President and
                                  Chief Financial Officer

Date:  October 24, 2001

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                                  EXHIBIT INDEX

99.1 Portions of Press release of Progress Energy, Inc., announcing its 2001 third quarter earnings, dated October 24, 2001.